                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ---------------

                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                ---------------



Date of Report (Date of
earliest event reported): July 9, 1997
                          ------------



                        INTERMEDIA COMMUNICATIONS INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                                        59-2913586
  --------------------------                         -------------------
  (State or other jurisdic-                           (I.R.S. Employer
  tion of incorporation or                           Identification No.)
      organization)



                                    0-20135
                           ------------------------
                           (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                        33619-1309
--------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------

Item 7 of the Current Report on Form 8-K, dated July 9, 1997, of Intermedia Communications Inc., a Delaware corporation, is hereby amended and restated in its entirety as follows:

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Financial Statements of Businesses Acquired

     The Financial Statements of DIGEX filed as part of the Annual Report of DIGEX on Form 10-KSB for the period ended December 31, 1996 and the Financial Statements of DIGEX filed as part of the Quarterly Report of DIGEX on Form 10-QSB for the period ended March 31, 1997 are incorporated herein by reference.

(b)  Pro Forma Financial Information

     Unaudited Pro Forma Condensed Consolidated Financial Statements for the Company are filed as part of this report.

(c)  Exhibits

     Exhibit 2.1 Agreement and Plan of Merger among the Company, Daylight and DIGEX, dated June 4, 1997. Exhibit 99(c)(1) to the Company's
                    Schedule 14D-1 filed with the Securities and Exchange Commission on June 11, 1997 is incorporated herein by reference.

     Exhibit 4.1 Indenture, by and between the Company and SunTrust Bank, Central Florida, National Association, as Trustee, dated as of July 9, 1997.

     Exhibit 4.2 Certificate of Designation of Voting Power, Designation Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions of 7% Series D Junior Convertible Preferred Stock of the Company, filed with the Secretary of State of the State of Delaware on July 8, 1997.

     Exhibit 4.3 Deposit Agreement by and between the Company and Continental Stock Transfer & Trust Company, dated as of July 9, 1997.

     Exhibit 99.1   Press Release, dated July 10, 1997.

                        INTERMEDIA COMMUNICATIONS INC.

                         UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

  The accompanying unaudited pro forma condensed consolidated balance sheet of Intermedia Communications Inc. at March 31, 1997, and the related unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and the three months ended March 31, 1997 includes the historical and pro forma effects of the acquisitions of the Telecommunications Division of EMI Communications Corporation (EMI), acquired in June 1996, certain assets and related business lines of Universal Telcom Technologies, Inc. (UTT) and of Netsolve, Incorporated (Netsolve) which were both acquired in December 1996, and the acquisition of DIGEX, Incorporated (DIGEX) on July 9, 1997. The unaudited pro forma condensed consolidated statements of operations have been prepared to reflect the aforementioned purchase transactions as if they were consummated at the beginning of each period for which pro forma statements of operations are presented, and at March 31, 1997 for the condensed consolidated balance sheet. The pro forma effects are based on the historical financial statements of the acquired businesses giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments described in the accompanying supplemental notes. The pro forma condensed consolidated statements of operations also reflect the effects of the issuance of preferred stock in March 1997 as if it occurred at the beginning of the respective periods.

  The pro forma information is not intended to purport to be indicative of the actual results or financial position that would have been achieved had the acquisitions in fact been consummated at the beginning of each period presented or at March 31, 1997. Such pro forma financial information should be read in conjunction with the Consolidated Financial Statements and Notes of Intermedia Communications Inc.

                         INTERMEDIA COMMUNICATIONS INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 1997
                                 (IN THOUSANDS)

                                       HISTORICAL
                                  --------------------
                                      (a)        (b)     PRO FORMA     PRO FORMA
                                  CONSOLIDATED  DIGEX   ADJUSTMENTS     TOTALS
                                  ------------ -------  -----------    ---------
ASSETS
Current assets:
  Cash and cash equivalents.....    $435,859   $23,192   $(155,000)(c) $304,051
  Short-term investments........       5,842       --                     5,842
  Restricted investments........      27,102       --                    27,102
  Accounts receivable, net......      21,880     5,571                   27,451
  Prepaid expenses and other
   current assets...............       5,515     1,459                    6,974
                                    --------   -------   ---------     --------
    Total current assets........     496,198    30,222    (155,000)     371,420
Restricted investments..........      10,483       --                    10,483
Telecommunications and other
 equipment......................     274,405    28,559      (5,156)(h)  297,808
Less accumulated depreciation...     (44,827)   (5,156)      5,156 (h)  (44,827)
                                    --------   -------   ---------     --------
Telecommunications and other
 equipment, net.................     229,578    23,403         --       252,981
Intangible assets, net                47,058       --      171,039 (d)  218,097
Other assets....................       4,071     1,833                    5,904
                                    --------   -------   ---------     --------
    Total assets................    $787,388   $55,458   $  16,039     $858,885
                                    ========   =======   =========     ========
Liabilities, redeemable
 preferred stock and
 stockholders' equity
Current liabilities:
  Accounts payable..............    $ 17,257   $12,460                 $ 29,717
  Other accrued expenses........      29,535     4,716   $   9,800 (e)   44,051
  Current portion of long-term
   debt and capital lease
   obligation...................         516     5,106                    5,622
                                    --------   -------   ---------     --------
    Total current liabilities...      47,308    22,282       9,800       79,390
Other non-current liabilities...                            10,900 (e)   10,900
Long-term debt and capital lease
 obligations....................     363,964     8,515         --       372,479
                                    --------   -------   ---------     --------
    Total liabilities...........     411,272    30,797      20,700      462,769
Series A redeemable exchangeable
 preferred stock and accrued
 dividends......................     292,250       --                   292,250
Stockholders' equity:
  Common stock..................         163       113        (113)(f)      163
  Additional paid-in capital....     209,918    62,540     (62,540)(f)  229,918
                                                            20,000 (g)
  Accumulated deficit...........    (121,921)  (37,992)     37,992 (f) (121,921)
  Deferred compensation.........      (4,294)      --                    (4,294)
                                    --------   -------   ---------     --------
    Total stockholders' equity..      83,866    24,661      (4,661)     103,866
                                    --------   -------   ---------     --------
    Total liabilities,
     redeemable preferred stock
     and stockholders' equity...    $787,388   $55,458   $  16,039     $858,885
                                    ========   =======   =========     ========

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(a) This column represents Intermedia's historical consolidated balance sheet at March 31, 1997.

(b) This column represents DIGEX's historical balance sheet at March 31, 1997.

(c) This adjustment represents the cash purchase price for 11,674,261 shares of DIGEX common stock at $13 per share, plus estimated transaction expenses of $3,235.

(d) This adjustment represents the excess of the total purchase price for DIGEX, including $9,300 related to duplicate facilities, $11,400 related to unfavorable leases and $20,000 related to stock options exchanged, over the book values (which approximate fair values) of the net tangible assets of DIGEX acquired. The balance, which is subject to allocation, will be allocated to customer lists and other identifiable intangible assets based upon appraised values, with the excess allocated to goodwill.

(e) These adjustments represents the current and non-current portions of assumed liabilities for estimated duplicate network facility costs, following complete suspension of use of such facilities, and unfavorable leases.

(f) These adjustments represent the elimination of DIGEX's stockholders' equity for pro forma combining purposes.

(g) This adjustment represents the value ascribed to DIGEX's employee stock options and warrants that were exchanged for stock options of Intermedia at fair market value. These options and warrants were granted/issued by DIGEX prior to its acquisition by Intermedia and were "in-the-money" at the acquisition date.

(h) This adjustment represents the elimination of DIGEX's accumulated depreciation as fixed assets will be recorded at fair values, which approximate net book value.

                        INTERMEDIA COMMUNICATIONS INC.

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                       THREE MONTHS ENDED MARCH 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                        HISTORICAL
                                   --------------------
                                       (b)        (c)     PRO FORMA     PRO FORMA
                                   CONSOLIDATED  DIGEX   ADJUSTMENTS    TOTALS(a)
                                   ------------ -------  -----------    ---------
Revenues.........................    $ 43,938   $ 8,741                 $ 52,679
Costs and expenses...............
  Facilities administration and
   maintenance and line costs....      36,907     9,132   $ (1,800)(d)    44,239
  Selling, general and
   administrative................      19,526     7,510                   27,036
  Depreciation and amortization..       8,294     1,623      5,350 (e)    15,267
                                     --------   -------   --------      --------
                                       64,727    18,265      3,550        86,542
                                     --------   -------   --------      --------
Loss from operations.............     (20,789)   (9,524)    (3,550)      (33,863)
Other income (expense):
  Interest expense...............     (11,089)     (346)                 (11,435)
  Other income...................       4,474       232     (2,475)(f)     2,231
                                     --------   -------   --------      --------
Net loss.........................     (27,404)   (9,638)    (6,025)      (43,067)
Preferred stock dividends and
 accretions......................      (3,375)      --      (6,960)(g)   (10,335)
                                     --------   -------   --------      --------
Net loss attributable to common
 stockholders....................    $(30,779)  $(9,638)  $(12,985)     $(53,402)
                                     ========   =======   ========      ========
Net loss per common share........    $  (1.89)                          $  (3.28)
                                     ========   =======   ========      ========
Weighted average number of shares
 outstanding.....................      16,297                  --         16,297
                                     ========   =======   ========      ========

 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (THREE MONTHS ENDED MARCH 31, 1997)

(a) The unaudited pro forma operating information does not give effect to any potential cost savings and synergies that could result from the DIGEX acquisition.
(b) This column represents Intermedia's historical results of operations for the three months ended March 31, 1997.
(c) This column represents DIGEX's historical results of operations for the three months ended March 31, 1997.
(d) This adjustment represents reduction of assumed liabilities in connection with the DIGEX acquisition related to duplicate facility costs of $400 and unfavorable lease rates of $1,400.
(e) This adjustment represents the additional amortization expense expected to be incurred as a result of the DIGEX acquisition. For purposes of the pro forma presentation, it is estimated that the excess of the purchase price over the net tangible assets acquired will be allocated to customer lists (5 year lives) and goodwill (20 year life). The estimated composite amortization life used above is 8 years. The Company is investigating the amount and the appropriate amortization periods for the intangible assets.
(f) This adjustment represents the estimated reduction in interest income that would have been experienced had the cash purchase price been paid at the beginning of the period.
(g) This adjustment represents the preferred stock dividends and accretions that would have been recorded if Intermedia's preferred stock had been outstanding for the entire period.

                        INTERMEDIA COMMUNICATIONS INC.

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                         YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            HISTORICAL
                          -------------------------------------------------
                              (b)        (c)      (d)      (e)       (f)      PRO FORMA     PRO FORMA
                          CONSOLIDATED   EMI      UTT    NETSOLVE   DIGEX    ADJUSTMENTS    TOTALS (a)
                          ------------ -------  -------  --------  --------  -----------    ----------
Revenues................   $ 103,397   $25,882  $ 4,812  $18,028   $ 15,573   $    (48)(g)  $ 167,644
Costs and expenses:
  Facilities
   administration and
   maintenance and line
   costs................      81,105    24,331    4,331   12,084     16,020        (48)(g)
                                                                                (9,800)(h)    128,023
  Selling, general and
   administrative.......      36,610     1,646    1,335    1,072     18,934                    59,597
  Depreciation and amor-
   tization.............      19,836     1,931       40      --       2,855       (584)(i)
                                                                                 1,799 (j)
                                                                                21,400 (k)     47,277
                           ---------   -------  -------  -------   --------   --------      ---------
                             137,551    27,908    5,706   13,156     37,809     12,767        234,897
                           ---------   -------  -------  -------   --------   --------      ---------
Income (loss) from oper-
 ations.................     (34,154)   (2,026)    (894)   4,872    (22,236)   (12,815)       (67,253)
Other income (expense):
  Interest expense......     (35,213)      --      (230)     (30)    (1,566)       260 (l)    (36,779)
  Interest and other in-
   come.................      12,168       118      --       --         497    (10,759)(m)      2,024
                           ---------   -------  -------  -------   --------   --------      ---------
Income (loss) before in-
 come tax benefit.......     (57,199)   (1,908)  (1,124)   4,842    (23,305)   (23,314)      (102,008)
Income tax benefit......         --        677      --       --         --        (677)(n)        --
                           ---------   -------  -------  -------   --------   --------      ---------
Net income (loss).......     (57,199)   (1,231)  (1,124)   4,842    (23,305)   (23,991)      (102,008)
Preferred stock divi-
 dends and accretions...                                                       (41,340)(p)    (41,340)
                           ---------   -------  -------  -------   --------   --------      ---------
Net loss attributable to
 common
 stockholders...........   $ (57,199)  $(1,231) $(1,124) $ 4,842   $(23,305)  $(65,331)     $(143,348)
                           =========   =======  =======  =======   ========   ========      =========
Net loss per share......   $   (4.08)                                                       $   (9.87)
                           =========                                                        =========
  Weighted average num-
   ber of shares
   outstanding..........      14,018                                                           14,518(o)
                           =========                                                        =========

 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        (YEAR ENDED DECEMBER 31, 1996)

(a) The unaudited pro forma operating information does not give effect to any potential cost savings and synergies that could result from the business acquisitions discussed in the introduction to the pro forma information.

(b) This column represents Intermedia's historical results of operations for the year ended December 31, 1996, which includes the operating results of EMI beginning July 1, 1996, and UTT and NetSolve beginning December 1, 1996.

(c) This column represents EMI's historical results of operations for the six months ended June 30, 1996.

(d) This column represents UTT's historical results of operations for the eleven months ended November 30, 1996.

(e) This column represents Netsolve's historical results of operations for the eleven months ended November 30, 1996.
(f) This column represents DIGEX's historical results of operations for the year ended December 31, 1996.
(g) This adjustment represents the elimination of intercompany sales between Intermedia and EMI, prior to its acquisition.
(h) This adjustment represents reduction of assumed liabilities in connection with the DIGEX acquisition related to duplicate network facility costs of $4,100 and unfavorable lease rates of $5,700.
(i) This adjustment represents a reduction in EMI's historical depreciation expense as a result of the allocation of purchase price to fair values of fixed assets acquired. In addition, this fixed assets are being depreciated for pro forma purposes on a straight line basis using an estimated weighted average remaining life of seven years versus original estimated lives and accelerated depreciation historically followed.
(j) This adjustment represents the additional amortization expense that would have been incurred had UTT and Netsolve been acquired at the beginning of the year.
(k) This adjustment represents the additional amortization expense that is expected to be incurred in connection with the DIGEX acquisition. For purposes of the pro forma presentation, it is assumed that the excess of the purchase price over the net tangible assets acquired will be allocated to customer lists (5 year lives) and goodwill (20 year life). The composite amortization life used above is eight years. The Company is investigating the amount and the appropriate amortization periods for the intangible assets.
(l) This adjustment represents the elimination of interest expense on UTT's and Netsolve's historical statement of operations.
(m) Where acquisitions were paid all or partially in cash, interest income was adjusted to reflect the absence of the cash or investments for the full year.
(n) Represents the elimination of the historical income tax benefit of EMI that would not have been realized had the operations of EMI been consolidated with Intermedia for the year.
(o) Includes the weighted effect of 937,500 shares issued in June 1996 for EMI and 31, 380 shares issued in December 1996 for UTT.
(p) This adjustment represents the preferred stock dividends and accretions that would have been recorded if Intermedia's preferred stock had been outstanding for the entire period.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 4, 1997

                                       INTERMEDIA COMMUNICATIONS INC.
                                       ------------------------------
                                                 (Registrant)


                                       By: /s/ Robert M. Manning
                                          -------------------------------------
                                          Name:  Robert M. Manning
                                          Title: Senior Vice President and Chief
                                                 Financial Officer